SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
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[ ] Definitive Additional Materials
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                                 Equitex, Inc.
                                 -------------
                (Name of Registrant as Specified in its Charter)

                               Gerald Raskin, Esq.
                                Seth Weiss, Esq.
              Friedlob Sanderson Raskin Paulson & Tourtillott, LLC
                               1400 Glenarm Place
                             Denver, Colorado 80111
                                 (303) 571-1400
                                 (303) 595-3970
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1) Title of each class of securities to which transaction applies:
         ______________________________________________________________
     (2) Aggregate number of securities to which transaction applies:
         ______________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuat to Exchange Act Rule 0-11:____________________________
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[ ]  Fee previously paid with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
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(1) Amount Previously Paid:__________________________________
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
                                  EQUITEX, INC.
                            7315 East Peakview Avenue
                      Greenwood Executive Park, Building 8
                            Englewood, Colorado 80111


                          NOTICE OF 1998 ANNUAL MEETING


Dear Equitex Stockholder:

On Friday, December 4, 1998, Equitex, Inc. ("Equitex") will hold its 1998 Annual Meeting of Stockholders at the offices of Friedlob Sanderson Raskin Paulson & Tourtillott, LLC, located at 1400 Glenarm Place, third floor, Denver, Colorado. The meeting will begin at 10:00 a.m. local time.

Only stockholders who own stock at the close of business on October 30, 1998 can vote at this meeting or any postponements or adjournments that may take place. At the meeting, we will:

         1.       Elect a Board of Directors;

         2.       Approve the appointment of our independent auditors for 1998;

         3. Approve the issuance of warrants, options or other securities that may be changed into common stock of Equitex; and

         4.       Attend to other business properly presented at the meeting.

Your Board of Directors recommends that you vote in favor of the three proposals outlined in the proxy statement.

At the meeting we will also report on Equitex's 1997 business results and other matters of interest to stockholders.



                                       By Order of the Board of Directors,
                                       Thomas B. Olson
                                       Secretary
                                       October 30, 1998

                                TABLE OF CONTENTS


                                                                     Page Number
                                                                     -----------


General Questions and Answers                                                  3
Questions and Answers Regarding the Proposal to Grant
  Authority to Issue Warrants, Option, and Preferred Convertible Stock         6
Proposals You May Vote On                                                      8
Nominees For the Board of Directors and Principal Executive Officers          10
Statement on Corporate Governance                                             12
Directors' & Executive Officers' Ownership of Company Stock                   13
Executive Officers' Compensation                                              14
Aggregated Option/SAR Exercises in 1997 and Year-End Values                   15
Directors' Compensation                                                       16
Compliance with Section 16(a) of the Securities and Exchange Act of 1934      17
Certain Relationships and Related Transactions                                17
Other Matters                                                                 18

                          GENERAL QUESTIONS AND ANSWERS


Q:       WHAT AM I VOTING ON?
A: Three matters are presented for your consideration. First, the election of three directors (Henry Fong, Russell L. Casement and Aaron A. Grunfeld). Second, ratification of Davis & Co. P.C. as Equitex Inc.'s (referred to in these materials as the "Company") independent auditors. Third, granting the Company the authority to issue of warrants, options or other securities that may be changed into common stock of the Company.

Q:       WHO IS ENTITLED TO VOTE?
A: Stockholders as of the close of business on October 30, 1998 (the "Record Date").

Q:       WHO IS SOLICITING THE PROXIES?
A: The Board of the Company is soliciting proxies to be voted at the meeting.

Q:       HOW MANY VOTES IS EACH SHARE ENTITLED TO?
A:       Each share of common stock is entitled to one vote.

Q:       HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?
A: The Board recommends a vote FOR each of the nominees, FOR the appointment of Davis & Co., P.C. as independent auditors for 1998, and FOR granting authority to the Company to issue warrants, options or other securities that may be changed into common stock of The Company.

Q:       HOW DO I VOTE?
A: Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, you give authority to Henry Fong and Thomas B. Olson to vote on the three proposals and any other matter that may arise at the meeting.

Q:       WHAT IF I WANT TO CHANGE MY VOTE?
A: You have the right to revoke your proxy at any time before the meeting by: (a) notifying Thomas B. Olson, the Company's corporate secretary;
         (b) voting in person at the meeting; or (c) returning a later-dated proxy card.

Q:       WHO WILL COUNT THE VOTES?
A: Our transfer agent, American Securities Transfer & Trust, Inc. ("AST") will tabulate the votes, and act as inspector of the election.

Q:       IS MY VOTE CONFIDENTIAL?
A: Yes. Proxy cards, ballots and voting tabulations are mailed directly to AST, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except: (1) as needed to permit AST to tabulate and certify the vote; (2) as required by law; or (3) in limited circumstances such as a proxy contest in opposition to the Board. All comments written on the proxy card will remain confidential, unless you ask that your name be disclosed.

Q:       WHAT SHARES ARE INCLUDED ON THE PROXY CARD?
A: The shares on your proxy card(s) represent ALL of your shares, including those received pursuant to the exercise of options granted by the Company.

Q:       WHAT IF I GET MORE THAN ONE PROXY CARD?
A: Your shares are probably registered differently or are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:       HOW MANY SHARES CAN VOTE?
A: As of the Record Date, 5,300,315 shares of common stock were issued and outstanding.

Q:       WHAT IS A QUORUM?
A: A quorum is one-third of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held.

Q:       WHAT IF I LEAVE MY PROXY CARD BLANK?
A: If you submit a properly executed proxy card, but abstain from voting, you will be considered part of the quorum. Abstentions are not counted in the tally of votes for or against a proposal.

Q:       WHAT IF I DON'T VOTE AT ALL?
A: If you fail to return the proxy card, do not attend the meeting and do not notify the Company's Secretary, your votes will not be counted toward established quorum, nor will they be counted in the tally of votes for or against the proposals.

Q:       WHAT VOTE IS NECESSARY TO ADOPT A PROPOSAL?
A:       A proposal must receive more than 50% of the shares voting.

Q:       WHAT PERCENTAGE OF STOCK DO THE DIRECTORS AND OFFICERS OWN?
A: As of October 14, 1998, approximately 28.3% of the Company's common stock is owned by directors and officers of the Company. See page 13 for more details.

Q:       WHO ARE THE LARGEST PRINCIPAL STOCKHOLDERS?
A:       As of October 14, 1998:

         Henry Fong beneficially owned 1,400,184 shares (including 676,200 shares underlying options granted under the Company's 1993 Stock Option
         Plan), or 23.4%; and

         Wayne W. Mills beneficially owned 490,000 shares, or 9.2%; and

         Russell L. Casement beneficially owned 175,000 shares (including 50,000 shares underlying options granted under the Company's 1993 Stock Option Plan for Non- Employee Directors and 100,000 shares in a profit sharing plan), or 3.3%; and

         Aaron A. Grunfeld beneficially owned 100,000 shares (including 50,000 shares underlying options granted under the Company's 1993 Stock Option Plan for Non- Employee Directors), or 1.9%.

Q:       WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING DUE?
A: All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Thomas B. Olson, Corporate Secretary, Equitex, Inc., 7315 East Peakview Avenue, Greenwood Executive Park, Building 8, Englewood, Colorado 80111 by March 31, 1999.

Q:       WHAT DOCUMENTS ARE BEING DELIVERED WITH THIS PROXY STATEMENT?
A: A copy of the 1997 Annual Report of the Company, which contains audited financial statements.

                         QUESTIONS AND ANSWERS REGARDING
                    THE PROPOSAL TO GRANT AUTHORITY TO ISSUE
                WARRANTS, OPTIONS AND PREFERRED CONVERTIBLE STOCK


Q:       WHAT WARRANTS, OPTIONS AND OTHER SECURITIES DOES THE COMPANY PLAN TO
         ISSUE?
A: The Company plans to issue warrants, options and preferred convertible stock (the "Securities") which will be exercisable or convertible into common stock of the Company.

Q:       WHY DOES THE COMPANY SEEK STOCKHOLDER APPROVAL BEFORE ISSUING THE
         SECURITIES?
A: The Company has been operating as a business development company under the Investment Company Act of 1940. The statutes and regulations that govern business development companies ("BDC Law") require stockholders to approve the issuance of the Securities.

Q:       WILL STOCKHOLDERS HAVE TO APPROVE EACH SUBSEQUENT ISSUANCE?
A: No. The Company intends to use this general grant of authority in connection with all future issuances of Securities.

Q:       ARE THE SECURITIES, ONCE ISSUED, TRANSFERRABLE?
A: No. Under BDC Law, once the Securities are issued they not transferable unless publicly distributed.

Q:       DO THE SECURITIES EXPIRE IF NOT EXERCISED OR CONVERTED?
A: Yes. Under BDC Law, the Securities must be exercised or converted into common stock within ten years of issuance, or they expire.

Q:       ARE THE SECURITIES SUBJECT TO A MINIMUM EXERCISE OR CONVERSION PRICE?
A: Yes. Under BDC Law, the exercise or conversion price of the Securities must be greater than or equal to the market value of the common stock on the date of issuance.

Q:       DOES BDC LAW RESTRICT WHO MAY RECEIVE THE SECURITIES?
A: No. Directors, officers, employees, consultants and persons with whom the Company does business are all eligible to receive the Securities.

Q:       WHY DOES THE COMPANY WANT TO ISSUE THE SECURITIES?
A: The Board has no specific plan to issue the Securities, but wishes to have the authority to make such an issuance to obtain additional capital, be able to offer the Securities to consultants for future services and for future acquisitions.

Q:       HOW MANY SECURITIES DOES THE COMPANY PLAN TO ISSUE?
A: The Board has no specific amount of Securities it plans to issue. Under BDC Law, the amount of common stock that would result from the exercise or conversion of the Securities may not exceed 25% of the outstanding common stock of the Company.

                            PROPOSALS YOU MAY VOTE ON

1.       ELECTION OF DIRECTORS

         There are three nominees for election this year. The nominees are:
         Henry Fong, Russell L. Casement and Aaron A. Grunfeld. Detailed information on each nominee is provided on page 10. Each director is elected annually, and serves a one-year term until the election and qualification of their respective successor. The persons named in the enclosed proxy intend to vote the proxy for the election of each of the three nominees unless you indicate on the proxy card that your vote should be withheld from any or all such nominees. Each nominee has agreed to serve if elected.

         The principal occupation and certain other information about the nominees is provided on page 10.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

2.       APPROVAL OF THE APPOINTMENT OF DAVIS & CO., P.C. AS INDEPENDENT
         AUDITORS

         The Board has appointed Davis & Company, P.C. as the Company's independent auditors for 1998, subject to your approval. Davis & Co. has served as the Company's independent auditors since 1990. They have unrestricted access to the Board to discuss audit findings and other financial matters. Representatives of Davis and Co. are not expected to be present at the meeting. There are no agreements between the Company and Davis & Co. that limit current or future years' audit fees.

         Audit services provided by Davis & Co. during 1997 included an audit of the Company's consolidated financial statements and related reporting.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF DAVIS & CO. AS INDEPENDENT AUDITORS FOR 1998.

3. APPROVAL OF THE AUTHORITY TO ISSUE WARRANTS, OPTIONS OR OTHER SECURITIES THAT MAY BE CHANGED INTO COMMON STOCK OF THE
         COMPANY

         Since its formation, the Company has been operating as a business development company under the Investment Company Act of 1940. At a special meeting held on April 3, 1998, the stockholders approved a proposal that would allow the Company to withdraw its business development company election and become an operating company. While the Company plans to withdraw its election in the near future, until it does it is still subject to the statutes and regulations that govern business development companies. Statutes applicable to business development companies allow it to issue warrants, options or other securities that may be converted into common stock ("Securities"), but only if:

                  1.       The Securities expire within 10 years;

                  2. The Securities are not transferable unless publicly distributed;

                  3. The exercise prices of the Securities are greater than or equal to the market value of the common stock on the date of issuance; and

                  4. The proposal to issue the Securities is authorized by the stockholders.

         Pursuant to statute, the amount of common stock that would result from the exercise of the Securities may not exceed 25 percent of the outstanding common stock of the Company.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE PLAN TO ISSUE THE SECURITIES.

                       NOMINEES FOR THE BOARD OF DIRECTORS
                        AND PRINCIPAL EXECUTIVE OFFICERS


HENRY FONG
Age 61
Nominee for Director
Director since inception
President, Treasurer, Principal Executive and Accounting Officer

From 1987 to June 1997, Mr. Fong was chairman of the board and chief executive officer of RDM Sports Group, Inc. (f/k/a Roadmaster Industries, Inc.) a publicly-held investee of the Company and was its president and treasurer from 1987 to 1996. Mr. Fong resigned from his positions with RDM on June 20, 1997 concurrent with the closing of a $100 million financing. In August 1997, RDM filed for Chapter 11 bankruptcy. Mr. Fong has been named as a defendant in a class action suit filed by former RDM shareholders. From July 1996 to October 1997, Mr. Fong was a director of IntraNet Solutions, Inc., a publicly-held investee company which provides internet/intranet solutions to Fortune 1000 companies and was the chairman of the board and treasurer of its predecessor company, MacGregor Sports and Fitness, Inc. from February 1991 until the two companies merged in July 1996. Since January 1993, Mr. Fong has been chairman of the board and chief executive officer of California Pro Sports, Inc., a publicly-traded former manufacturer and distributor of in-line skates, hockey equipment and related accessories. From 1959 to 1982 Mr. Fong served in various accounting, finance and budgeting positions with the Department of the Air Force. During the period from 1972 to 1981 he was assigned to senior supervisory positions at the Department of the Air Force headquarters in the Pentagon. In 1978, he was selected to participate in the Federal Executive Development Program and in 1981, he was appointed to the Senior Executive Service. In 1970 and 1971, he attended the Woodrow Wilson School, Princeton University and was a Princeton Fellow in Public Affairs. Mr. Fong received the Air Force Meritorious Civilian Service Award in 1982. Mr. Fong is a certified public accountant. In March 1994, Mr. Fong was one of twelve CEOs selected as Silver Award winners in FINANCIAL WORLD magazine's corporate American "Dream Team."


RUSSELL L. CASEMENT
Age 55
Nominee for Director
Director since 1989

In 1994, Dr. Casement became the president of ProMark, Inc. a privately-held investee of the Company which is currently inactive. Since 1969, Dr. Casement has been the president of his own private dental practice, Russell Casement, D.D.S., P.C., in Denver, Colorado. Dr. Casement earned a Doctor of Dental Science degree from Northwestern

University in 1967. Dr. Casement is a member of the American Dental Association, the Colorado Dental Association and the Metro Denver Dental Association.


AARON A. GRUNFELD
Age 51
Nominee for Director
Director since 1991

Mr. Grunfeld has been engaged in the practice of law for the past 27 years and has been of counsel to the firm of Resch, Polster, Alpert, and Berger, LLP, Los Angeles, California since November 1995. From April 1990 to November 1995, Mr. Grunfeld was a member of the firm of Spensley Horn Jubas & Lubitz, Los Angeles, California. Mr. Grunfeld received an A.B. in Political Science from UCLA in 1968 and a J.D. from Columbia University in 1971. He is a member of the California Bar Association.


THOMAS B. OLSON
Age 32
Secretary of the Company since 1988

Since February 1990, Mr. Olson has been a director, and since May 1994, secretary of Immune Response, Inc., a publicly held investee of the Company formerly engaged in laboratory medical testing and related research activities and now is seeking other business opportunities. Mr. Olson attended Arizona State University and the University of Colorado at Denver.

                        STATEMENT ON CORPORATE GOVERNANCE


ROLE AND COMPOSITION OF THE BOARD

The Board is the ultimate decision-making body of the Company except with respect to those matters reserved to the stockholders. It selects the senior management team, which is charged with the conduct of the Company's business. Having selected the executive officers, the Board acts as an advisor and counselor and ultimately monitors their performance.

The Company's Board held 6 meetings during 1997.

The full Board considers all major decisions of the Company. However, the Board has also established the following committees:

         THE AUDIT COMMITTEE. The Audit Committee reviews and approves the scope of the annual audit undertaken by the Company's independent public accountants, and meets with them to review the progress and results of their work. The Audit Committee also recommends the appointment, and reviews the fees of, the Company's independent public accountants. In connection with the internal accounting controls of the Company, the Committee reviews internal audit procedures and reporting systems. The Audit Committee is chaired by Dr. Casement. Mr. Grunfeld is also on the Audit Committee. The Audit Committee held 1 meeting during 1997.

         THE COMPENSATION COMMITTEE. The Compensation Committee reviews matters related to compensation of senior management well as the general employee compensation and benefit policies and practices the Company, and makes recommendations to the Board. The Compensation Committee is chaired by Mr. Grunfeld. Dr. Casement is also on the Compensation Committee. The Compensation Committee held 1 meeting during 1997.

           DIRECTORS' & EXECUTIVE OFFICERS' OWNERSHIP OF COMPANY STOCK

The following table contains information as of October 14, 1998, as to the beneficial ownership of shares of the Company's common stock of each person who, to the knowledge of the Company, is a beneficial owner of five percent or more of such common stock, each person who is a director or executive officer of the Company and all persons as a group who are directors and executive officers of the Company:


Title of Class            Name and address of            Amount and nature of         Percent of class
                           beneficial owner             beneficial ownership (1)
--------------            -------------------           ------------------------      ----------------
Common Stock           Henry Fong
                        7315 E. Peakview Avenue               1,400,184(2)                  23.4%
                        Englewood, CO  80111

Common Stock           Wayne W. Mills
                        5020 Blake Road South                   490,000                      9.2%
                        Edina, MN  55436

Common Stock           Russell L. Casement
                        1355 S. Colorado Blvd.                  175,000(3)                   3.3%
                        Suite 320
                        Denver, CO  80202

Common Stock           Aaron A. Grunfeld
                        10390 Santa Monica Blvd.                100,000(4)                   1.9%
                        4th  Floor
                        Los Angeles, CA 90025

                       Officers and Directors as a            1,730,184(2)(3)(4)(5)         28.3%
                       group (four persons)

         (1) The beneficial owners exercise sole voting and investment power.

         (2) Includes 676,200 shares underlying options granted under the Company's 1993 Stock Option Plan.

         (3) Includes 50,000 shares underlying options granted under the Company's 1993 Stock Option Plan for Non-Employee Directors, and 100,000 shares in a profit sharing plan.

         (4) Includes 50,000 shares underlying options granted under the Company's 1993 Stock Option Plan for Non-Employee Directors.

         (5) Includes 45,000 shares underlying options granted under the Company's 1993 Stock Option Plan.

CHANGE OF CONTROL. No change in control of the Company has occurred since the beginning of the last calendar year, and the Company does not know of any arrangements that may result in a change of control.


                        EXECUTIVE OFFICERS' COMPENSATION

MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS. Henry Fong, President of the Company, is the only officer of the Company whose compensation exceeded $100,000 in 1997. The following table shows Mr. Fong's compensation over the last three years:



                                          Annual Compensation             ($$)Long-Term
                                  ------------------------------------     Compensation
                                                                              Awards
                                                              Other                               All
Name &                                                       Annual                              Other
Principal                         Salary         Bonus    Compensation        Options        Compensation
Position              Year          ($)           ($)          ($)           & SARs(#)            ($)
--------              ----          ---           ---          ---           ---------            ---
Henry Fong            1997        183,013       151,153 (a)    -0-              -0-             165,000 (b)
President,            1996        183,013       314,328 (a)    -0-              -0-             165,000 (b)
Treasurer             1995        183,013       571,693 (a)    -0-              -0-             165,000 (b)


         a. For 1997, Mr. Fong received an annual bonus equaling 3% of the Company's total assets as of year end.

         b. On April 1, 1992, the Company bought a life insurance policy on Mr. Fong, which provides for a payment to Mr. Fong's beneficiary of $2,600,000 in the event of his untimely death, or a retirement benefit to Mr. Fong of the cash value of the policy upon Mr. Fong's retirement from Equitex at or after age
                  65. The annual premium on this policy is $105,414 per year until March 30, 1999, and may be considered other compensation to Mr. Fong. For the year ended December 31, 1997, $105,414 was paid toward the policy and an additional $59,586 was paid to Mr. Fong for deferred income taxes on the policy. The amount in this column includes payments and tax liability on the life insurance policy.

In April 1992, the Company bought a key-man life insurance policy which pays the Company $3,000,000 in the event of Mr. Fong's untimely death. The Company paid $16,550 on this policy in 1997 which is not considered compensation to Mr. Fong.

Option/SAR Grants During Fiscal 1997. No stock options or stock appreciation rights were granted to Mr. Fong during the Company's fiscal year ended December 31, 1997.

                     AGGREGATED OPTION/SAR EXERCISES IN 1997
                               AND YEAR-END VALUES

The following table shows information for Mr. Fong, the Company's sole Highly Compensated Officer, covering: (I) exercises of stock options and SARs during 1997; and (ii) the amount and values of unexercised stock options and SARs as of December 31, 1997:


                                                       Number of Securities           Value of Unexercised In-the-
                                                      Underlying Unexercised               Money Options/SARs
                                                     Options/SARs at Year-End                at Year-End(#)

                Shares
             acquired on            Value
Name         exercise (#)       Realized ($)
                                                          (#) Exercisable                    (#) Exercisable
                                                           /Unexercisable                     /Unexercisable
-----        ------------       ------------        -------------------------         ----------------------------
Henry              0                   0                     206,545/0                         (451,818)/0
Fong

                             DIRECTORS' COMPENSATION

FEES AND BENEFIT PLANS FOR DIRECTORS. Each Director receives an annual cash retainer fee of $10,000 per year. Each Director also receives a fee of $500 for attending each Board meeting and is reimbursed for expenses incurred in attending such meetings.

STOCK OPTION AWARDS. The Company has adopted the 1993 Stock Option Plan for Non-Employee Directors (the "Plan"), reserving 250,000 shares of common stock for issuance pursuant to the exercise of stock options granted under the Plan. On July 15, 1995, the Securities and Exchange Commission issued an order authorizing the Plan.

The Plan has a ten-year term which commenced on July 5, 1995. On July 15, 1995, each non-employee director serving the Company was granted an option to purchase 50,000 shares of the Company's common stock at $3.00 per share. After July 15, 1995, each non-employee director newly elected to the Board automatically will be granted an option to purchase 50,000 shares of the Company's common stock at $3.00 per share after 90 days of service on the Board. No discretionary grants can be made under the Plan.

On April 1, 1992, the Company bought a life insurance policy on Mr. Fong, which provides for a payment to Mr. Fong's beneficiary of $2,600,000 in the event of his untimely death, or a retirement benefit to Mr. Fong of the cash value of the policy upon Mr. Fong's retirement from Equitex at or after age 65. The annual premium on this policy is $105,414 per year until March 30, 1999, and may be considered other compensation to Mr. Fong. For the year ended December 31, 1997, $105,414 was paid toward the policy and an additional $59,586 was paid to Mr. Fong for deferred income taxes on the policy. The amount in this column includes payments and tax liability on the life insurance policy.

                        COMPLIANCE WITH SECTION 16(A) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

The Company believes that during 1997, all SEC filings of its officers, directors and ten percent stockholders complied with the requirements of Section 16 of the Securities Exchange Act of 1934, based on a review of forms filed, or written notice that no annual forms were required.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company currently leases roughly 1,800 square feet of office space in Greenwood Executive Park, 6400 South Quebec, Englewood, Colorado from a partnership in which Mr. Fong and his wife are sole partners. The terms of the lease are comparable to the existing market for similar facilities.

The Company has placed members of its Board and its officers on the boards of companies it has invested in.

Effective October 29, 1997, the Company entered into an agreement with an investee company, IntraNet Solutions, Inc. ("IntraNet"). Because the Company had entered into a prior indemnification agreement with IntraNet in July 1996, it agreed to purchase a certain note receivable in the amount of $564,755 which IntraNet had from an RDM subsidiary, Hutch Sports USA ("Hutch"). Hutch had filed bankruptcy on August 29, 1997. The Company paid $414,755 of the purchase amount to IntraNet on October 29, 1997. The balance of $150,000 was due on demand but no later than December 31, 1997 carried an interest rate of 8.75% per annum, was secured by an officer's pledging of a common stock purchase warrant relating to 62,550 shares of IntraNet and was also personally guaranteed by the Company's President. This note was repaid on January 23, 1998. Furthermore, the Company's President agreed to resign from the Board of IntraNet, both IntraNet and the Company agreed to terminate effective October 29, 1997 the indemnification agreement under which the Company's maximum exposure was $2,000,000, and agreed to mutually release each other from any claims relating to this agreement and certain other items.

During 1997, Mr. Fong loaned the Company $531,000. Of this, $353,401 was repaid, leaving a principal balance due on December 31, 1997 of $177,599 plus interest accruing at a rate of 8% per year. The remaining balance was repaid to Mr. Fong during the first quarter of 1998.

In August 1997, an related entity loaned the Company $100,000 at an annual interest rate of 12%. The loan is due on demand, and is collateralized by 25,000 shares of common stock from the Company's portfolio.

                                  OTHER MATTERS

Management does not know of any other matters to be brought before the meeting. However, if any other matters properly come before the meeting, the appointees named in this proxy will vote in accordance with their best judgment.

By Order of the Board of Directors,

Thomas B. Olson
Secretary
Denver, Colorado
October 30, 1998

--------------------------------------------------------------------------------

                                      PROXY

--------------------------------------------------------------------------------


                                  EQUITEX, INC.
                            7315 East Peakview Avenue
                      Greenwood Executive Park, Building 8
                            Englewood, Colorado 80111

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 4, 1997

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stock-holder of Equitex, Inc. (the "Company") appoints Henry Fong or Thomas B. Olson as attorneys and proxies to attend and vote all of the shares of the Common Stock of the Company standing in the name of the undersigned at the 1997 Annual Meeting of Stockholders on December 4, 1998, at 10:00 a.m. local time, and at any postponements or adjournments that may take place:

         1. To elect the following three directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified: Henry Fong, Russell L. Casement and Aaron A. Grunfeld.

         For all nominees:  _____

         Withhold authority to vote for all nominee(s):

         Withhold authority to vote for the following nominee(s):


         2. To consider and vote upon the ratification of the appointment of Davis & Co., CPAs, P.C., as independent auditor of the Company for 1998.


                  FOR  ______       AGAINST  ______       ABSTAIN  ______

         3. To approve the issuance of warrants, options or other securities that may be changed into common stock of the Company.


                  FOR  ______       AGAINST  ______       ABSTAIN  ______


         4. To transact such other business as may properly come before the meeting.

         THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS SPECIFIED BY YOU. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

         Please mark, date and sign your name exactly as it appears on the label, and return it in the enclosed envelope as promptly as possible. It is important to return this Proxy properly signed to exercise your right to vote if you choose not do not attend the meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If stock is held jointly, each joint owner must sign.

Date:___________________


Signature(s):___________________________________________________________________

                                       Address, if different from that on label:


                                       _________________________________________
                                       Street Address

                                       _________________________________________
                                       City, State and Zip Code

                                       _________________________________________
                                       Number of shares


Please check if you intend to be present at the meeting:  ______